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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
DENTSPLY International Inc.



We consent to the use of our report included herein and to reference to our firm under the heading 'Experts' in the prospectus.



KPMG Peat Marwick LLP
Chicago, Illinois
April 26, 1996